GOLUB CAPITAL BDC, INC. ANNOUNCES MANAGEMENT FEE REDUCTION AUGUST 2023 © 2023 GOLUB CAPITAL LLC

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors“ or the “Adviser”), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, including the COVID-19 pandemic; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic or other large scale events; turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company, or RIC, and as a business development company; the impact of information technology systems and systems failures including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in our annual reports on our Form 10-K, registration statements on Form N-2, and quarterly reports on Form 10-Q. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future.

Enhancing GBDC’s Industry-Leading Fee Structure 3 GBDC Fee Structure (Current) GBDC Fee Structure (New) Change Base Management Fee 1.375% (Gross Assets, ex. Cash) 1.0% (Gross Assets, ex. Cash) (0.375%) Incentive Fee on Income & Capital Gains 20.0% 20.0% No Change Incentive Fee Hurdle Rate 8.0% 8.0% No Change Incentive Fee Cap Cumulative, since inception Cumulative, since inception No Change Golub Capital BDC, Inc. Investment Advisory Agreement Key Terms – GBDC is reducing its base management fee from 1.375% to 1.0% – The reduction permanently increases GBDC’s earnings power and enhances the existing market leading attributes of GBDC’s fee structure (among the highest industry hurdle rates, cumulative since inception incentive fee cap) – New base management fee rate is intended to share with investors the Adviser’s efficiency gains from GBDC’s scale – We believe a lower base management fee makes GBDC’s value proposition in today’s environment even more compelling

Base Management Fee Reduction Permanently Increases GBDC’s Earnings Power 4 1. All figures are calculated on the basis of average balances as of March 31, 2023 and June 30, 2023. 2. Total operating expenses include professional fees, administrative service fees, director fees and other general and administrative expenses. 3. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles ("GAAP") financial measures, the Company is providing additional non-GAAP measures. See the slide titled "Endnote - Non-GAAP Financial Measures" at the end of this presentation for further description of the non-GAAP financial measures. Quarter Ended (shown on annualized basis)1 June 30, 2023 June 30, 2023 (Pro Forma for Fee Change) Net Investment Income Return on Equity Total investment income (% of average total assets) 10.8% 10.8% Interest and other debt financing expenses (% of average total debt) (5.0%) (5.0%) GAAP leverage (average total debt and average total net assets) 1.25x 1.25x Net investment income return on equity (before operating expenses and advisory fees)2 18.2% 18.2% Base management fee, net of waiver (% of average total net assets) (3.0%) (2.2%) Incentive fee – net investment income (% of average total net assets) (3.0%) (3.1%) Operating expenses (% of average total net assets)2 (0.6%) (0.6%) Net investment income return on equity (% of average total net assets) 11.6% 12.3% Net Investment Income Per Share Net investment income per share $0.43 $0.45 Amortization of purchase premium per share $0.01 $0.01 Adjusted net investment Income per share3 $0.44 $0.46 Annualized adjusted net investment income per share3 $1.75 $1.86 – We believe the fee reduction increases pro forma adjusted net investment income by between $0.02 - $0.03 per share quarterly, or over $0.10 per share annualized – Base management fee reduction increases GBDC’s profitability profile across market and interest rate cycles

Reduced Management Fee Rate Reflects Benefits of GBDC's Scale

- GBDC has grown markedly since its IPO; the Company's increased scale has generated efficiencies for the Adviser
- The Adviser is reducing the management fee rate to share the benefits of GBDC's scale with investors

	(Reference period)	**Post-Initial Public Offering** *(Quarter ended December 31, 2010)*	**Today** *(Quarter ended June 30, 2023)*	**Benefits From Increased Scale**
Portfolio & Credit	Investments, at fair value ($MM)	$382	$5,525	***Scaled and granular*** *portfolio with investment focus on floating rate, senior secured loans*
	First lien senior secured %	85%	94%	
	Number of obligors / avg. size of investment (% of total portfolio)	98 / 0.9%	333 / 0.3%	***Strong, long-term track record*** *of low credit losses*
	Cumulative adj. net realized & unrealized gain/(loss) on investments rate[1]	--	0.18%	
Capital & Funding	GAAP leverage	0.75x	1.27x	***Low-cost and flexible funding,*** *including meaningful unsecured debt and large syndicated corporate revolver with significant undrawn capacity*
	Unsecured debt (% of total debt)	--	46%	
	Credit ratings	--	BBB-/Baa3/BBB- (S&P/Moody's/Fitch)	
	Total liquidity[2] ($MM) / % of investment portfolio	$97 / 25%	$898 / 16%	
Profitability	Adj. net investment income per share[3] ($) / ROAE (% of NAV)[4]	$0.30 / 8.1%	$0.46[5] / 12.3%[5]	***Enhanced total return potential*** *with a higher ROAE[4] relative to GBDC's historical profile*
	Quarterly distribution per share / distribution coverage from adj. net investment income[3]	$0.31 / 97%	$0.37[6] / 126%[5,6]	

See the slide titled "Endnotes – Reduced Management Fee Rate Reflects Benefits of GBDC's Scale" at the end of this presentation for footnotes.
See the slide titled "Endnotes – Non-GAAP Financial Measures" at the end of this presentation for further description of non-GAAP financial measures.

GOLUB CAPITAL

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GBDC’s Value Proposition Today: the Right Strategy, Experienced Credit Manager, an Attractive Fee Structure, and Flexible Funding 6 Right Strategy  − Meaningful competitive advantages from Golub Capital’s scale, relationships and incumbencies − Wide range of sponsor finance solutions across the entire middle market spectrum − Lead lender in approximately 90% of deals − Incumbent lender to over 300 middle market companies Experienced Credit Manager − History of strong underwriting and low credit losses over multiple market cycles − 170+ investment professionals with in-depth knowledge and experience across a variety of industry subsectors − Track record of low default rates believed to be sustainable because of Golub Capital’s underwriting, focus on risk management and industry expertise  Attractive Fee Structure − One of the lowest base management fees in the public BDC sector1 − Attractive fee structure with among the highest industry hurdle rates1 − Strong alignment with manager and lifetime cumulative incentive fee lookback − Strong insider ownership of GBDC stock2  Flexible Funding − Low-cost and flexible debt capital structure with minimal near-term debt maturities − Significant available liquidity3 − We believe our strong track record allows access to diversified mix of long-term debt financing including financing securitizations, bank facilities, unsecured notes and other funding sources  Strong risk-adjusted returns on equity, Stable and well-covered dividend, NAV growth over time 1. Source: SEC filings. 2. As of March 31, 2023. Insider ownership defined as the sum of shares held directly or indirectly by interested directors and shares held by certain Golub Capital affiliated and non-affiliated but controlled entities, and shares held by the Golub Capital Employee Grant Program Rabbi Trust, a trust that purchases shares of GBDC stock for the purpose of awarding incentive compensation to employees of Golub Capital. 3. Total liquidity includes undrawn commitments under the JPMorgan Credit Facility and GC Advisors Revolver, as well as unrestricted cash and cash equivalents.

Endnotes - Reduced Management Fee Rate Reflects Benefits of GBDC’s Scale 7 1. Represents the geometric average of quarterly gain/(loss) rates since inception (December 31, 2009), where quarterly gain/(loss) rate represents (i) the sum of unrealized appreciation/(depreciation) and realized gain/(loss) on investments excluding the impact of foreign currency translation and the impact of unrealized appreciation/(deprecation) on investments from the GCIC purchase premium, divided by (ii) the investment portfolio value at cost at the end of the respective measurement period. 2. Total liquidity includes undrawn commitments under the JPMorgan Credit Facility and GC Advisors Revolver, as well as unrestricted cash and cash equivalents. 3. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 4. “ROAE” represents the return on average equity, calculated as the adjusted net investment income per share divided by the average net asset value per share as of quarter end for the two most recently completed quarters, and annualized by multiplying by four. 5. Represents an estimate of pro forma adjusted net investment income per share utilizing reported financial results for the period ending June 30, 2023 and making appropriate adjustments assuming a 1.0% base management fee was in effect for the period, see slide titled “Base Management Fee Reduction Permanently Increases GBDC’s Earnings Power” for additional detail. 6. Based on FY 2023 Q4 quarterly distribution of $0.37 per share payable in FY 2023 Q4 that was declared by the GBDC Board of Directors on August 3, 2023.

Endnotes - Non-GAAP Financial Measures 8 1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of June 30, 2023, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of June 30, 2023. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired.

Important Investor Information Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC (“GC Advisors”) and GC OPAL Advisors LLC (“GC OPAL Advisors”, and together with GC Advisors, the “Registered Advisers”) are registered investment advisers with the United States Securities and Exchange Commission (the “SEC”). A number of other investment advisers, such as GC Investment Management LLC and OPAL BSL LLC (Management Series) (collectively, the “Relying Advisers”) are registered in reliance upon GC OPAL Advisors’ registration. The Registered Advisers and the Relying Advisers (collectively, the “Advisers”) manage certain of Golub Capital’s affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers’ Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance. Past performance does not guarantee future results. The performance results are presented for Golub Capital’s managed funds or accounts as indicated. The performance presented does not necessarily represent the return of any individual investor. An investor’s return could be significantly lower or higher than the returns shown due to differences in the timing of the investment and other factors. Gross returns shown do not reflect the deduction of management fees and/or incentive fees. Such fees, if charged, will reduce an investor’s return. Net returns reflect the deduction of all fund expenses, including performance and investment advisory fees. Each fund’s investment manager and its affiliates have the discretion to waive all or part of the management fee, incentive allocation, and other fees and expenses that they are entitled to receive, whether directly from such fund or indirectly from payments or distributions that would have otherwise been paid or distributed to the investment manager or its affiliates from holding companies, investment vehicles or other entities managed by them. Further, each fund’s investment manager and its affiliates are permitted to reduce, waive or absorb all or part of the fees or costs otherwise due by such fund or its subsidiaries. Such reductions, waivers and absorptions of fees and costs have occurred in past periods and resulted in higher returns to investors than investors would have received if full fees and costs had been charged. There is no guarantee that such reductions, waivers or absorptions will occur in the future, and such reductions, waivers and absorptions are entirely at the discretion of the investment manager. Additional information on past reductions or waivers of management fees and incentive allocations is available upon request. For more detailed financial information, please refer to the financial statements that are provided as part of the standard reporting package each quarter. Golub Capital investments are valued at each quarter-end at their fair value consistent with ASC Topic 820 and Golub Capital’s valuation policies and procedures. The Internal Rate of Return (“IRR”) is the annualized effective compound rate of return and is based on starting capital accounts, distributions, capital calls, and ending capital accounts. The IRR performance calculation includes historical cash flows (in the case of investments, this includes the initial investment, interest and principal received, and any additional receipts or payments, and in the case of funds, this includes all capital contributions and distributions) as well as the current fair value of each portfolio loan or other investment still outstanding. The current fair value of outstanding portfolio loans or other investments that are not actively traded is determined in accordance with the valuation policies and procedures as summarized in the Registered Advisers’ Form ADV Part 2A. The determination of the current fair value of each portfolio loan or other investment is based on several inputs, including, among other factors, scheduled payments and comparable market yields. Because many of the loans or other investments are not actively traded, this determination of current fair value is a material factor in determining IRR performance. Actual amounts subsequently realized on an investment could differ materially from the current fair value, and accordingly the actual IRR performance could differ materially from that stated herein. The value of investments and the income derived from investments can go down as well as up. Future returns are not guaranteed, and a loss of principal could occur. An investment in any Golub Capital affiliated fund will be subject to a variety of risks (which are described in that affiliated fund’s confidential offering memorandum), and there can be no assurance that any Golub Capital affiliated fund will meet its investment objective or that any such fund will not incur losses. Certain statements herein constitute forward-looking statements, which relate to future events, future performance or financial condition, and are subject to change for any reason. Actual results could differ materially from those implied or expressed in such forward-looking statements for any reason, and future results could differ materially from historical performance. 9